                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as  permitted  by Rule 14a-
     6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to '240.14a-12

                              UNIT CORPORATION
________________________________________________________________________________
              (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of securities to  which  transaction applies:
     ___________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

     (5)  Total fee paid:
     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     ___________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

     (3)  Filing Party:
     ___________________________________________________________________________

     (4)  Date Filed:
     ___________________________________________________________________________

                                  [Unit Logo]










                               UNIT CORPORATION

                NOTICE OF THE ANNUAL MEETING OF OUR STOCKHOLDERS

                                     AND

                               PROXY STATEMENT







                Meeting Date......       Wednesday, May 1, 2002

                Meeting Time......       11:00 a.m.

                Meeting Place.....       Tulsa Room - Ninth Floor
                                         Bank of Oklahoma Tower
                                         One Williams Center
                                         Tulsa, Oklahoma 74172

Dear Stockholder:

     On behalf of the board of directors and management, I would like to invite you to attend our Annual Meeting of Stockholders to be held on Wednesday, May 1, 2002 at 11:00 a.m. This year's meeting will be held in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.

     By attending the meeting you will have an opportunity to hear a report on our operations and to meet our directors and officers.

     Information about the meeting, including the various matters on which you as a stockholder will act, may be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. Please sign, date and return the enclosed proxy in the envelope provided.

     If you have any further questions concerning the annual meeting or any of the proposals, please contact our investor relations at (918) 493-7700. For questions regarding your stock ownership, you may contact our transfer agent, Mellon Investor Services, by e-mail at www.melloninvestor.com or by phone at
(800) 851-9677 (within the U.S. and Canada) or (201) 329-8660 (outside the U.S. and Canada).

     I look forward to your participation and thank you for your continued support.

     Dated this 20th day of March, 2002.


                                   Sincerely,




                                   King P. Kirchner

                               UNIT CORPORATION

                            1000 Kensington Tower I
                               7130 South Lewis
                             Tulsa, Oklahoma 74136


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 1, 2002
--------------------------------------------------------------------------------

     Unit Corporation, a Delaware corporation, will hold its Annual Meeting of Stockholders in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma, on Wednesday, May 1, 2002 at 11:00 a.m., local time. At the meeting we will:

  . elect three directors for a three-year term expiring in 2005 (Item No. 1 on the Proxy Card);

  . ratify the selection of PricewaterhouseCoopers LLP, Tulsa, Oklahoma, as our independent auditors for our fiscal year 2002 (Item No. 2 on the Proxy
     Card); and

  . transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 4, 2002, the record date, are entitled to notice of and to vote at the meeting or any adjournment(s) of the meeting. A complete list of stockholders entitled to vote will be open for examination by any stockholder for any purpose germane to the meeting at our office at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136, for a period of ten days prior to the meeting.

     Most stockholders have three options for submitting their vote: (1) via the Internet at http://www.eproxy.com/unt, (2) by phone (please see your proxy card for instructions), and (3) by mail, using the paper proxy card.

     Our Proxy Statement and Annual Report are submitted with this notice.

     Dated this 20th day of March, 2002.

                                   By Order of the Board of Directors,



                                   Mark E. Schell
                                   Secretary and
                                   General Counsel


                            YOUR VOTE IS IMPORTANT
      Whether or not you plan to attend the meeting, we urge you to vote.

                                PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 1, 2002
--------------------------------------------------------------------------------

This Proxy Statement and the accompanying proxy card are being mailed to our stockholders in connection with the solicitation of proxies by the board of directors for the 2002 Annual Meeting of Stockholders. Mailing of this Proxy Statement commenced on or about March 25, 2002.



                        Table of Contents
                                                                    Page
------------------------------------------------------------------------
Questions and Answers................................................ 1
Item 1: Election Of Directors........................................ 3
Board and Committee Information...................................... 5
Directors' Compensation and Benefits................................. 6
Ownership Of Our Common Stock By Beneficial Owners And Management.... 6
Executive Compensation............................................... 9
Termination of Employment and Change in Control Arrangements........ 11
Report Of The Compensation Committee................................ 13
Report Of The Audit Committee....................................... 14
Compensation Committee Interlocks And Insider Participation......... 15
Performance Graph................................................... 16
Item 2: Ratification Of Appointment Of Auditors..................... 17
Other Matters....................................................... 17

QUESTIONS AND ANSWERS
===============================================================================

Q: Who Can Vote?

A: You can vote if you were a stockholder at the close of business on the record date, March 4, 2002. On that date, there were 36,072,919 shares outstanding and entitled to vote at the annual meeting.

Q: Who Can Attend The Meeting?

A: All stockholders can attend.

Q: What Am I Voting On?

A: You are voting on:

  . The election of three nominees as directors for terms that expire in 2005. The board of directors' nominees are King P. Kirchner, Don Cook, and J. Michael Adcock.

  . The ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2002.

   The three nominees for director who receive the most votes will be elected. For the other proposal to be approved, more votes must be cast for it than against it.

Q: How Will The Proxies Vote On Any Other Business Brought Up At The Meeting?

A: By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the annual meeting. We do not know of any other business to be considered at the annual meeting.

   The proxies' authority to vote according to their judgment applies only to shares you own as a stockholder of record.

Q: How Do I Cast My Vote?

A: If you hold your shares as a stockholder of record, you can vote in person at the annual meeting or you can vote by mail, telephone or the internet. If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

   The enclosed proxy card contains instructions for mail voting or for voting by way of telephone or the internet. The proxies identified on the back of the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card without giving specific voting instructions, the proxies will vote those shares as recommended by the board of directors.

Q: How Does The Board Recommend I Vote On The Proposals?

A: The board recommends you vote for each of the proposals.

Q: Can I Revoke My Proxy Card?

A: Yes. You can revoke your proxy card by:

  .   Submitting a new proxy card;
  . Giving written notice before the meeting to the company's secretary stating that you are revoking your proxy card; or
  .   Attending the meeting and voting your shares in person.

Q: Who Will Count The Vote?

A: Mellon Investor Services LLC, our transfer agent, will count the vote.
   Representatives of Mellon Investor Services LLC will act as the inspectors of election.

Q: What Is A "Quorum"?

A: A quorum is the number of shares that must be present to hold the annual meeting. The quorum requirement for the annual meeting is one-half of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid proxy card or attend the annual meeting, your shares will be counted to determine whether there is a quorum.

   Abstentions and broker non-votes count toward the quorum. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners by ten days before the meeting and do not have discretionary voting authority to vote those shares.

Q: Will Broker Non-Votes Or Abstentions Affect The Voting Results?

A: Although abstentions and broker non-votes count for quorum purposes, they do not count as votes for or against a proposal. As a result, abstentions and broker non-votes will not affect the voting results on the election of directors or the ratification of the appointment of auditors.

Q: What Shares Are Included On My Proxy Card?

A: Your proxy card represents all shares registered to your account in the same social security number and address.

Q: What Does It Mean If I Get More Than One Proxy Card?

A: Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q: How Many Votes Can I Cast?

A: On all matters you are entitled to one vote per share.

Q: When Are Stockholder Proposals Due For The 2003 Annual Meeting Of
   Stockholders?

A: If you want to present a qualified proposal from the floor at the 2003 annual meeting, you must give us written notice of your proposal no earlier than January 1, 2003 and no later than January 31, 2003. Your notice should be sent to the General Counsel and Secretary, Unit Corporation, 1000
   Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136.

   If instead of presenting your proposal at the meeting you want your proposal to be considered for inclusion in next year's proxy statement, you must submit the proposal in writing to our General Counsel and Secretary so that it is received at the above address by November 17, 2002.

Q: How Is This Proxy Solicitation Being Conducted?

A: We hired Regan & Associates, New York, New York, to assist in the distribution of proxy materials and solicitation of votes for a fee of $7,000 with all of our out-of-pocket expenses included. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition, some of our employees may solicit proxies. Regan & Associates and our employees may solicit proxies in person, by telephone and by mail. None of our employees will receive special compensation for these services, which the employees will perform as part of their regular duties.

ITEM 1: ELECTION OF DIRECTORS
===============================================================================

Item 1 is the election of three directors to the board of directors. Our board is composed of eight members and is divided into three classes with each director serving for a three-year term. At each annual meeting, the term of one class expires. The term of service for those directors serving in Class III expires at this meeting.

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.
If any director resigns, dies or is otherwise unable to serve out his or her term, or the board increases the number of directors, the board may fill the vacancy until the next annual meeting.

The Nominating Committee has recommended, and the Board of Directors has approved the nominees to stand for election. Information concerning each nominee and each continuing director is provided below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ELECTING THE THREE NOMINEES.


                              NOMINEES FOR DIRECTOR
                              ---------------------
Terms     King P.     Mr. Kirchner, a co-founder of Unit, has been the
expiring  Kirchner    Chairman of the Board and a director since 1963.
at this   Age 74      He served as the Company's President until November
annual    Director    1983 and as its Chief Executive Officer until June
meeting   since 1963  30, 2001. Mr. Kirchner is a Registered Professional
(Class                Engineer within the State of Oklahoma, having received
III)                  degrees in Mechanical Engineering from Oklahoma State
                      University and in Petroleum Engineering, with honors, from the University of Oklahoma. Following graduation, he was employed by Lufkin Manufacturing as a development engineer for hydraulic pumping units. Prior to co-founding Unit he served in the US Army during the Korean War and after that as vice-president engineering and operations for Woolaroc Oil Company.

          Don Cook    Mr. Cook has served as a director of Unit since
          Age 77      Unit's inception. He is a Certified Public Accountant
          Director    and was a partner in the accounting firm of Finley
          since 1963  & Cook, Shawnee, Oklahoma, from 1950 until 1987, when he retired.

          J. Michael  Mr. Adcock was elected a director of Unit in December
          Adcock      1997. He is an attorney and currently manages a private
          Age 53      trust that deals in real estate, oil and gas properties
          Director    and other equity investments. He is Chairman of the
          since 1997  Board of Arvest Bank, Shawnee, and Community Health
                      Partners, Inc., formerly Mid America Healthcare,
                      Inc. Between 1997 and September, 1998 he was the
                      Chairman of the Board of Ameribank and President and Chief
                      Executive Officer of American National Bank and Trust
                      Company of Shawnee, Oklahoma, and Chairman of AmeriTrust
                      Corporation, Tulsa, Oklahoma. Prior to holding these positions, he was engaged in the private practice of law and served as General Counsel for Ameribank Corporation.

                             CONTINUING DIRECTORS
                             --------------------
Terms     John G.     Mr. Nikkel joined Unit in 1983 as its President and a
expiring  Nikkel      director.  On July 1, 2001 Mr. Nikkel was elected to
at 2003   Age 67      the additional office of Chief Executive Officer.  From
annual    Director    1976 until January 1982 when he co-founded Nike
meeting   since       Exploration Company, Mr. Nikkel was an officer and
(Class    1983        director of Cotton Petroleum Corporation, serving as
I)                    the President of Cotton from 1979 until his departure.
                      Prior to joining Cotton, Mr. Nikkel was employed by Amoco Production Company for 18 years, last serving as Division Geologist for Amoco's Denver Division. Mr.
                      Nikkel presently serves as President and a director of Nike Exploration Company. Mr. Nikkel received a
                      Bachelor of Science degree in Geology and Mathematics from Texas Christian University.

          John S.     Mr. Zink was elected a director of Unit in May of 1982.
          Zink        For over 5 years, he has been a principal in several
          Age 73      privately held companies engaged in the businesses of
          Director    designing and manufacturing equipment used in the
          since       petroleum industry, construction, and heating and air
          1982        conditioning services and installation. He holds a
                      Bachelor of Science degree in Mechanical Engineering from Oklahoma State University. He is also a director of Matrix Service Company, Tulsa, Oklahoma.

Terms     Earle       Mr. Lamborn has been actively involved in the oil field
expiring  Lamborn     for over 50 years, joining Unit's predecessor in 1952
at 2004   Age 67      prior to its becoming a publicly-held corporation.  He
annual    Director    was elected Vice President, Drilling in 1973 and to his
meeting   since       current position as Senior Vice President, Drilling and
(Class    1979        director in 1979.
II)
          William B.  Mr. Morgan was elected a director of Unit in February
          Morgan      1988. For over 5 years, Mr. Morgan has been Executive
          Age 58      Vice President and General Counsel of St. John Health
          Director    Systems, Inc., Tulsa, Oklahoma, and the President of
          since       its principal for-profit subsidiary Utica Services, Inc.
          1988

          John H.     Mr. Williams was elected a director of Unit in December
          Williams    1988. Prior to retiring on December 31, 1978, he was
          Age 83      Chairman of the Board and Chief Executive Officer of
          Director    The Williams Companies, Inc., where he continues to
          since       serve as an honorary director. Mr. Williams also serves
          1988        as a director of Apco Argentina, Inc., Westwood
                      Corporation and Willbros Group, Inc.

BOARD AND COMMITTEE INFORMATION
===============================================================================

The board held seven meetings during 2001. No director attended fewer than 75% of the board meetings and the meetings of committees on which he served during the year.

The board has standing Audit, Compensation and Nominating committees. The Nominating committee was established on December 18, 2001 to be effective on January 1, 2002. The board determines the membership of each committee from time to time.

Only directors who are not officers of the company serve on the committees.

The following table identifies the membership of the Audit, Compensation and Nominating committees and the number of committee meetings held during 2001. A summary of each committee's responsibilities follows the table.


           Director               Audit    Compensation   Nominating
     --------------------         -----    ------------   ----------
     John S. Zink                   x           x             x
     William B. Morgan              x                         x
     John H. Williams                           x             x
     Don Cook                       x           x
     J. Michael Adcock              x           x
     King P. Kirchner                           x
     Number of meetings in 2001     2           3            n/a


The Audit Committee:

  .  Appoints the independent auditors subject to ratification by the board.

  .  Reviews our annual financial statements.

  . Consults with our personnel and the independent auditors to determine the adequacy of internal accounting controls.

The Compensation Committee:

  . Approves the compensation of the Chief Executive Officer and our other officers.

  .  Administers our stock option plans.


  .  Reviews and, in some cases, administers our various benefit plans.

The Nominating Committee:

  . Responsible for advising the board as, a whole, on corporate governance matters.

  .  Advises the board on the size and composition of the board.

  .  Reviews possible candidates for board membership.

  .  Recommends a slate of nominees for election to the board.

  . The committee was only recently formed and has not yet determined if it will consider nominees recommended by stockholders.

DIRECTORS' COMPENSATION AND BENEFITS
================================================================================

  . We pay non-employee directors an annual fee of $18,000, payable in four installments, and an annual fee of $2,000 for each committee on which he serves. Each non-employee director also receives $1,000 for each board meeting attended and $500 for each committee meeting attended.

  . We reimburse all non-employee directors for travel expenses incurred attending stockholder, board and committee meetings.

  . Each non-employee director automatically receives an option to purchase 3,500 shares of common stock on the first business day following each annual meeting of our stockholders. The option exercise price is the fair market value of our common stock on such date. Payment of the exercise price may be made in cash or in shares of common stock that have been held by the director for at least one year. No stock option may be exercised during the first six months of its term except in the case of death. Each option has a ten-year term. In 2001 stock options were granted for an aggregate of 17,500 shares at $17.54 per share. An aggregate of 75,500 shares are subject to currently outstanding options.

OWNERSHIP OF OUR COMMON STOCK BY BENEFICIAL OWNERS AND MANAGEMENT
================================================================================

The following table sets forth information concerning the beneficial ownership of our common stock by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Except as otherwise noted, all shares are directly owned.

 STOCK OWNED BY OUR DIRECTORS AND EXECUTIVE OFFICERS AS OF MARCH 4, 2002
 -----------------------------------------------------------------------
                      Aggregate Number of           Percent of
Name of Beneficial    Beneficially Owned        Outstanding Common
      Owner                  Shares                  Stock (1)
------------------    ----------------------    ------------------
King P. Kirchner        873,626 (3)                    2.42
Don Cook                 27,618 (4)                      *
Earle Lamborn           279,091 (2)(3)(6)                *
William B. Morgan        16,900 (4)                      *
John G. Nikkel          442,379 (2)(3)(6)(7)           1.23
John H. Williams          4,500 (4)                      *
John S. Zink             68,000 (4)                      *
J. Michael Adcock       599,791 (4)(5)                 1.66
Philip M. Keeley        144,725 (2)(6)                   *

                      Aggregate Number of           Percent of
Name of Beneficial    Beneficially Owned        Outstanding Common
      Owner                  Shares                  Stock (1)
------------------    ----------------------    ------------------
Larry D. Pinkston        59,343 (2)(6)                   *
Mark E. Schell           63,830 (2)(6)                   *
All Directors and
Executive Officers
as a Group (11
individuals)          2,579,803 (2)(7)                 7.15

* Less than one percent

Notes to table:
---------------
(1) The number of shares includes the shares presently issued and outstanding plus the number of shares that any owner has the right to acquire within 60 days after March 4, 2002. For purposes of calculating the percentage of the common stock outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 4, 2002, pursuant to the exercise of outstanding stock options.

(2) Includes shares of common stock held under our 401(k) thrift plan as of March 6, 2002 for the account of: Earle Lamborn, 13,978; John G. Nikkel, 31,681; Philip M. Keeley, 11,991; Larry D. Pinkston, 2,268; Mark E. Schell 30,119; and directors and officers as a group, 90,957.

(3) Of the shares listed as being beneficially owned, the following individuals disclaim any beneficial interest in shares held by spouses or for the benefit of family members: King P. Kirchner, 22,108; John G. Nikkel, 78,171; and Earle Lamborn, 153,593.

(4) Includes shares subject to unexercised stock options under the Company's Non-Employee Directors' Stock Option Plan to each of the following which may be exercised at the discretion of the holder: Don Cook, 22,000; William
     B. Morgan, 11,000; John S. Zink, 27,000; John H. Williams 3,500; and J. Michael Adcock, 12,000; all non-Employee Directors, as a group, 75,500.

(5) Of the shares listed as being beneficially owned, 585,791 shares are owned by a trust of which Mr. Adcock is one of three trustees.

(6) Includes shares subject to unexercised stock options under our stock option plan to each of the following which may be exercised within 60 days at the discretion of the holder: Earle Lamborn, 38,500; John G. Nikkel, 103,000; Philip M. Keeley, 32,500; Larry D. Pinkston, 16,200; Mark E. Schell 16,200; and executive officers as a group, 206,400.

(7) Includes 2,171 shares beneficially owned by Mr. Nikkel held by a private company over which Mr. Nikkel has voting and investment power.

The following table sets forth information concerning the beneficial ownership of our common stock by stockholders who own at least five percent of our common stock.

             STOCKHOLDERS WHO OWN AT LEAST 5% OF OUR COMMON STOCK
             ----------------------------------------------------
                                   Amount and Nature of
        Name and Address          Beneficial Ownership (1)   Percent of Class
 ------------------------------   ------------------------   ----------------
 Dimensional Fund Advisors Inc.
       1299 Ocean Avenue
          11th Floor                    1,916,000                  5.31
     Santa Monica, CA. 90401

 Forstmann-Leff Associates, LLC
       590 Madison Avenue               5,717,679                 15.85
   New York, New York 10022

     Wellington Management
         Company, LLP
       75 State Street                  2,100,700                  5.82
  Boston, Massachusetts 02109

Notes to Table:
---------------
(1) Beneficial ownership is based on the Schedule 13G most recently filed by the stockholder. Beneficial ownership may under certain circumstances include both voting power and investment power. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

EXECUTIVE COMPENSATION
================================================================================

The following Summary Compensation Table shows compensation information for the Chief Executive Officer and each of our other four most highly compensated executive officers for services in all capacities in 1999, 2000 and 2001.

                       SUMMARY COMPENSATION TABLE
                       --------------------------
                                                 Long Term
                                                Compensation
                                         -----------------------
               Annual Compensation (1)        Awards     Payouts
            ---------------------------- ---------------- ------
    (a)      (b)   (c)     (d)     (e)      (f)     (g)    (h)        (i)
----------- ---- ------- ------- ------- -------- ------- ------ -------------
                                                  Secur-
                                 Other    Restr-  ities               All
                                 Annual   icted   Under-             Other
 Name and                        Compen-  Stock   lying    LTIP     Compen-
 Principal       Salary   Bonus  sation  Award(s) Options Payout    sation
Position(s) Year   ($)     ($)   ($)(2)    ($)      (#)    ($)        ($)
----------- ---- ------- ------- ------- -------- ------- ------ -------------
  King P.   2001 147,500    0     33,000     0        0      0   2,404,720 (5)
Kirchner    2000 265,000    0        0       0        0      0       8,480 (3)
Chairman(4) 1999 250,000    0        0       0        0      0       7,200 (3)

  John G.   2001 297,500 121,666   7,239     0     50,000    0      10,500 (3)
  Nikkel    2000 265,000 108,333   9,644     0     20,000    0      10,405 (3)
   CEO,     1999 250,000 108,333   7,011     0        0      0       8,000 (3)
 President
 and COO(4)

  Earle     2001 190,000  80,000   4,213     0     20,000    0      10,500 (3)
 Lamborn    2000 179,000  71,666   2,733     0     10,000    0      10,500 (3)
 Sr. Vice   1999 170,000  71,666   1,949     0        0      0       8,000 (3)
President-
 Drilling

 Philip M.  2001 190,000  80,000   8,600     0     17,000    0      10,500 (3)
  Keeley    2000 179,000  71,666   7,481     0     10,000    0      10,500 (3)
 Sr. Vice   1999 170,000  71,666   7,841     0        0      0       8,000 (3)
President
 Explora-
 tion &
Production

 Larry D.   2001 142,000  50,666   4,173     0     25,000    0      10,497 (3)
 Pinkston   2000 133,000  39,000   5,134     0      7,500    0       7,377 (3)
V.P., CFO   1999 122,500  39,000     0       0        0      0       6,816 (3)
   and
Treasurer

 Mark E.    2001 132,000  46,666   6,788     0     25,000    0      10,500 (3)
 Schell     2000   N/A      N/A     N/A     N/A      N/A    N/A        N/A
Secretary   1999   N/A      N/A     N/A     N/A      N/A    N/A        N/A
   and
 General
 Counsel

Notes to Table:
---------------
(1) Compensation deferred at the election of an executive is included in the year earned.

(2) The amount listed under the Other Annual Compensation column represents the dollar value associated with the use of a company vehicle by the named executive officer.

(3) Represents Unit's matching contributions to Unit's 401(k) thrift plan for the named executive officer.

(4) Mr. Kirchner served as Unit's Chief Executive Officer until June 30, 2001. On his retirement, Mr. Nikkel was elected as Unit's Chief Executive Officer.

(5) Of this amount, $4,720 represents Unit's matching contribution to Unit's 401(k) thrift plan, and the balance represents the amounts to be paid out over 8 years under Unit's Separation Benefit Plan for Senior Management and the separation agreement entered into between Unit and Mr. Kirchner in connection with his retirement.

Stock Options

No stock options were granted to any of the named executive officers during 2001.

The following table shows options that the named officers exercised during 2001 and the number of shares and the value of options outstanding as of December 31, 2001 for each named officer.


    AGGREGATE OPTION EXERCISES IN 2001 AND FISCAL YEAR END OPTION VALUES
    --------------------------------------------------------------------
  (a)       (b)        (c)               (d)                      (e)
--------  --------  ---------  -----------------------  ------------------------

                                      Number of
                                     Securities                Value of
                                     Underlying             Unexercised In-
           Shares                Unexercised Options       the-Money Options
          Acquired                  at FY-End (#)           at FY-End ($)(2)
             on       Value    -----------------------  ------------------------
          Exercise   Realized               Unexercis-               Unexercis-
 Name       (#)       ($)(1)   Exercisable    able      Exercisable     able
--------  --------  ---------  -----------  ----------  -----------  -----------
King P.      N/A       N/A         N/A         N/A          N/A          N/A
Kirchner

John G.    50,000    845,500     103,000      32,000       844,725      154,400
Nikkel

Earle      20,000    191,400      38,500      14,000       317,225       57,900
Lamborn

Philip M.  17,000    249,250      32,500      14,000       259,325       57,900
Keeley

Larry D.   25,000    435,925      16,200      10,800       104,355       46,320
Pinkston

Mark E.    25,000    434,000      16,200      10,800       104,355       46,320
Schell

Notes to Table:

(1) Value realized equals fair market value of the stock on date of exercise, less the exercise price, times the number of shares acquired.

(2) The value of unexercised in-the-money options at year end assumes a fair market value for the Company's common stock of $13.40, the average of the high and low prices of the Company's common stock on the New York Stock Exchange on December 31, 2001. Value is calculated on the basis of the difference between $13.40 and the option exercise price multiplied by the number of shares of common stock underlying the options.

Long term Performance Plans and Pension Plans

We do not currently have any long term performance plans or pension plans.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
================================================================================

Stock Option Plan

Our stock option plan contains a provision vesting all stock options in the event of a "change-in-control" of us. A "change-in-control" is deemed to have occurred at such time as any person or group, other than Unit or an Exempt Person, is or becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities. An Exempt Person is generally defined to be any person (or estate or trust of such person) who, on the date of the plan, owned securities representing more than 20% of the combined voting power of our then outstanding securities, and any spouse, parent or issue of such person.

Separation Benefit Plan

On December 20, 1996, effective as of January 1, 1997, the board adopted the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries (the "Plan"). The Plan is generally applicable to all of our full time salaried employees and to the employees of our two principal subsidiaries, excluding any employees who are also our directors, who have been with their employer for at least one year. Subject to the terms of the Plan, any eligible employee whose employment is terminated is entitled to receive a separation benefit in an amount calculated by dividing the eligible employee's average annual base salary in effect immediately prior to such employee's separation by 52 to determine a weekly separation benefit amount. The number of weekly separation benefit payments then payable to an eligible employee is calculated based on the employee's years of service in accordance with a schedule set forth in the Plan. Employees who voluntarily leave their employment are not entitled to receive a separation benefit unless they have completed at least 20 years of service. Any eligible employee who has completed 20 years of service or more is vested in his or her separation benefit, subject to fulfilling the other requirements of the Plan. Separation benefit payments are limited to a maximum of 104 weekly payments. The Plan also provides that, unless otherwise provided by our board of directors prior to a "change-in-control" of us, as defined in the Plan, all eligible employees shall be vested in their separation benefit as of the date of such "change-in-control" based on their years of service. As a condition to receiving the separation benefits, employees must sign a separation agreement waiving any claims the employee may have against our subsidiaries or us.

Senior Management Separation Benefit Plan

On October 28, 1997, the board adopted the Separation Benefit Plan for Senior Management. This plan is similar in terms to the benefits and requirements described above for the Separation Benefit Plan, with the exception that the compensation committee determines who will participate in this plan. In addition, the committee is given the authority to increase (up to a maximum of 104) the number of weekly separation benefit payments a participant would otherwise be entitled to receive under the plan if the participant is involuntarily terminated. Currently, only Messrs. Kirchner, Lamborn and Nikkel are participants in this plan.

Change Of Control Arrangements

We have entered into key employee change of control contracts with each of Messers. Nikkel,

Lamborn, Keeley, Pinkston and Schell. These severance contracts have an initial three-year term that is automatically extended for one year upon each anniversary, unless a notice not to extend is given by us. If a change of control of the company (as defined below) occurs during the term of the severance contract, then the contract becomes operative for a fixed three-year period. The severance contracts generally provide that the executive's terms and conditions of employment (including position, work location, compensation and benefits) will not be adversely changed during the three-year period after a change of control. If the executive's employment is terminated by the company (other than for cause, death or disability), the executive terminates for good reason during such three-year period, or the executive terminates employment for any reason during the 30-day period following the first anniversary of the change of control, and upon certain terminations prior to a change of control or in connection with or in anticipation of a change of control, the executive is generally entitled to receive the following payment and benefits:

  .  earned but unpaid compensation;

  . up to 2.9 times the executive's base salary plus annual bonus (based on historic annual bonus); and

  . the company matching contributions that would have been made had the executive continued to participate in the company's 401(k) plan for up to an additional three years.

In addition, the severance contract provides for a continuation of various medical, dental, disability and life insurance plans and financial counseling for a period of up to three years, outplacement services and the payment of all legal fees and expenses incurred by the executive in enforcing any right or benefit provided by the severance contracts. The severance contract provides that the executive is entitled to receive a payment in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under Section 4999 of the Code.

As a condition to receipt of these severance benefits, the executive must remain in the employ of the company and render services commensurate with his position. The executive must also agree to retain in confidence any and all confidential information known to him concerning the company and its business so long as the information is not otherwise publicly disclosed. As of the date of this proxy statement, no amounts have been paid under the severance contracts.

For purposes of the severance contracts a change of control is generally defined as:

(1) Any individual, entity or group acquiring beneficial ownership of 15% or more of either the outstanding shares of the company's common stock or the combined voting power of the outstanding voting securities of the company entitled to vote generally for the election of directors;

(2) Individuals who constitute the board on the date hereof cease to constitute a majority of the board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date hereof will be deemed a member of the incumbent board;

(3) Approval by the company's stockholders of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the company or the acquisition of assets of another entity, unless following the business combination:

  . all or substantially all of the beneficial owners of the company's outstanding Common Stock prior to the business combination own more than 60% of the outstanding common stock of the corporation resulting from the business combination;

  . no person, entity or group owns 15% or more of the outstanding voting securities of the corporation resulting from the business combination; and,

  . at least a majority of the board of the corporation resulting from the business combination were members of the company's Board prior to the business combination; or

(4) Approval by the company's stockholders of a complete liquidation or dissolution of the company.


REPORT OF THE COMPENSATION COMMITTEE
================================================================================

The following report of the compensation committee shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement), except to the extent that we specifically incorporate this information by reference.

The compensation committee is responsible for setting and overseeing the compensation of our executive officers. The committee is composed entirely of independent outside directors. There are no interlocking relationships between any of our executive officers and any entity whose directors or executive officers serve on the committee. The members of the committee are John S. Zink, Don Cook, J. Michael Adcock, John H. Williams and King P. Kirchner.

Objectives and Considerations

The objectives of the committee in determining executive compensation are to retain and reward qualified individuals serving as our executive officers. To achieve these objectives, the committee relies primarily on salary, annual bonuses (awardable either in stock or cash) and awards under our stock option plan. In making its decisions, the committee takes into account the conditions within our industry, our income and cash flow and the attainment of any designated business objectives. Individual performances are also reviewed, taking into account the individual's responsibilities, experience and potential, his or her period of service and current salary and the individual's compensation level as compared to similar positions at other companies. The committee's evaluation of these considerations is, for the most part, subjective and, to date, it has not established any specific written compensation plans or formulas pursuant to which the executive officers' annual compensation is determined.

Base Salary

We do not currently have an employment agreement with any of our executive officers. In determining the base salaries for the executive officers for 2001 the committee relied primarily on its evaluation of the compensation being paid to individuals holding comparable positions in the industry. In doing so, the committee relied, to a large extent, on the results of the Peat Marwick Oil and Gas Compensation Survey 2000 Report, which surveyed the compensation and benefit programs of a number of oil and gas, related companies, one of which was us. It was the committee's objective to set the executives' base salary at approximately the competitive mid-range reflected in the survey. Within this range, the committee then made any adjustments based on individual performance evaluations. Taking these factors into consideration, the committee decided to increase the 2001 salaries of the following named executive officers by the percentages indicated: John Nikkel 12.26%; Earle Lamborn 6.15%; Philip Keeley 6.15% and Larry Pinkston 6.77%.

Bonuses

Executive officers are eligible to earn annual bonuses either in cash or in stock. Stock bonuses are awarded pursuant to the bonus plan approved by our stockholders on May 1, 1985 and, as amended, on May 3, 1995. The amount and type of any bonuses awarded to executive officers is determined solely at the subjective discretion of the committee. The committee does not base its decisions on predetermined formulas, choosing instead to rely on its evaluation of the various considerations set forth above. In addition, when appropriate, bonuses are awarded to recognize short-term individual performance.

Stock Options

Stock options are granted under the stock option plan approved by our stockholders on May 2, 1984 and, as amended, on May 3, 1989 and May 3, 1995. The committee believes that stock options provide an incentive for the executive officers to maximize long-term stockholder value. Historically, although not required, stock option grants are made at 100% of the market price on the date of grant. Options become exercisable in annual 20% increments after one year and have a ten-year life. The number of options that are granted to an executive officer is based on the individual's performance and level of responsibility. Option awards will vary in size based on position level (more senior managers receive a higher multiple). Stock options are granted to the executive officers at the discretion of the committee. The committee's decisions with respect to awarding stock options are generally made late each year thus allowing the committee to evaluate our annual results as part of its decision making process.

Chief Executive Officer

Mr. Kirchner's salary and bonus are determined by the committee substantially in accordance with the policies described above relating to all executive officers. Based on its review, the committee chose to raise Mr. Kirchner's 2001 salary by 11.32%.

1993 OBRA - Executive Compensation Tax Deductibility

Beginning in 1995, the Internal Revenue Code, Section 162(m), limits our ability to deduct, for federal income tax purposes, certain non-performance based compensation in excess of $1 million per year paid to individual officers named in the Summary Compensation Table. Based on the amount of compensation paid to each of the named officers in fiscal 2001, it does not appear that Section 162(m) will have a significant impact on us in the near term. However, the committee will continue to monitor whether its executive compensation plans should be amended to meet the deductibility requirements of the tax law.

Members of the Compensation Committee:

     John S. Zink
     Don Cook
     John H. Williams
     J. Michael Adcock
     King P. Kirchner

REPORT OF THE AUDIT COMMITTEE
================================================================================

The following report of the audit committee shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof, except to the extent that we specifically incorporate this information by reference.

The Securities and Exchange Commission rules now require that we include in our proxy statement a report from the Audit Committee of the Board. The following report concerns the committee's activities regarding oversight of our financial reporting and auditing process.

In accordance with its written charter adopted by the board of directors, the audit committee of the board assists the board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. During the current year, the committee met two times, and the committee chair, as representative of the committee, discussed the interim financial information contained in each quarterly earnings announcement and Form 10-Q with the CFO and independent auditors prior to public release.

The board and the audit committee believe that the audit committee's current member composition satisfies the rule of the New York Stock Exchange that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by applicable NYSE rule.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The committee has discussed with the independent auditors the auditors' independence from management, including the implications of the SEC regulations regarding the provisions of non-audit services by the independent auditors and determined that the provisions of the non-audit services were not inconsistent with the independent auditors' status as independent auditors. In addition, the committee received the written disclosures and letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

Based on the above-mentioned review and discussions with management and the independent auditors, the committee recommend to the board that our audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

The following table sets forth the aggregate fees billed to us for the fiscal year ended December 31, 2001 by our principal accounting firm, PricewaterhouseCoopers L.L.P.:

  . Audit Fees - Fees for the year 2001 audit and reviews of the Form 10-Q are $101,000, of which $31,025 had been billed through December 31, 2001.

  .  Financial Information Systems Design And Implementation Fees - $0

  .  All Other Fees - $61,417

Members of the Audit Committee:

     Don Cook
     J. Michael Adcock
     William B. Morgan
     John S. Zink


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
================================================================================

During 2001, the following directors (none of whom was or had been an officer or employee of the company or any of its subsidiaries) served on the compensation committee: John S. Zink, Don Cook, John Williams, J. Michael Adcock and King P. Kirchner. There are no committee interlocks with other companies within the meaning of the Securities and Exchange Commission's rules during 2001.

PERFORMANCE GRAPH
================================================================================

The performance graph and the related disclosure contained in this section of the Proxy Statement shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement), except to the extent that we specifically incorporate this information by reference.

The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends, assuming $100 invested on December 31,
1996) in our common stock during the five-year period from December 31, 1996 through December 31, 2001, with the Standard & Poor's 500 Composite Index, the S&P 600 Oil & Gas Expl. and Prod. index and a Unit determined peer group index. Our peer group index consists of Grey Wolf Inc., Patterson-UTC Energy Inc., Pioneer Drilling Co., and TMBR/SHARP Drilling Inc. In the past we used the S&P Oil (Domestic Integrated) as the comparison index. However, S&P has advised us that this is the last year they will maintain that index. As a result, we have added the new indexes into our graph. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of our stock.















                 DOLLAR VALUE OF $100 INVESTMENT AT DECEMBER 31,
               ---------------------------------------------------
                1996     1997     1998     1999     2000     2001
               ------   ------   ------   ------   ------   ------
      Unit       100     97.47    42.41    77.85   191.77   130.63

     S&P 500     100    133.36   171.48   207.56   188.66   166.24

     S&P 600     100     89.94    54.39    68.16   134.70   114.72
    Oil & Gas

      Peer       100    217.49    36.59   123.65   301.78   179.63
     Group

    S&P Oil-     100    118.98    96.60   119.94   140.24   147.94
     Integ.

ITEM 2: RATIFICATION OF APPOINTMENT OF AUDITORS
===============================================================================

The board has unanimously selected PricewaterhouseCoopers LLP as our independent auditors for our 2002 fiscal year. The board is asking you to ratify and approve this action. A representative of PricewaterhouseCoopers LLP, who will attend the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Although the law does not require such ratification, the board believes that you should be given the opportunity to express your views on this matter. However, even if you ratify the selection, the board may still appoint new independent auditors at any time if it believes that such change would be in the best interest of the company and its stockholders. Failure to ratify such selection is not binding on the board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL, WHICH VOTE WILL ACT TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.


OTHER MATTERS
================================================================================

Certain Transactions Between the Company and Its Officers, Directors, Nominees for Directors and Their Associates

Since 1984, one of our subsidiaries, or its predecessor, has formed employee-limited partnerships for investment by certain of our employees and directors. The limited partnerships participate with Unit Petroleum Company, a subsidiary of ours, in its exploration and production operations. Since January 1, 2001, Mr. John G. Nikkel, a director and our President, invested $80,000 in the Unit 2001 Employee Oil and Gas Limited Partnership and $100,000 in the Unit 2002 Employee Oil and Gas Limited Partnership. In addition, Nike Exploration Company, which is a family owned company controlled by Mr. Nikkel, invested $100,000 in the 2001 program and $100,000 in the 2002 program. Mr. King Kirchner invested $25,000 in the 2001 program and $100,000 in the 2002 program.

With respect to their review and approval of any material transactions between us and any related party, including, if applicable, those discussed above, our board of directors considers the terms that are or would be available to us in similar transactions with non-affiliated parties dealing at arm's-length.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. These persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the forms received by us with respect to fiscal 2001, or written representations from certain reporting persons, we believe that each of our directors, officers and greater than 10% owners, with one exception, have complied with all Section 16(a) filing requirements. Mr. William B. Morgan, a director, filed one late report.

Matters Which May Come Before the Meeting

The board does not intend to bring any other matters before the meeting, nor do we know of any matters that other persons intend to bring before the meeting. However, should other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote on them in accordance with their best judgment.

2003 Stockholder Proposals or Nominations

From time to time, stockholders of the company may submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to the board of directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the company's 2003 proxy statement. Any such stockholder proposals must be submitted in writing to the Secretary of the company at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136 no later than November 17, 2002. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the company's proxy statement.

Alternatively, under our Bylaws, a proposal or a nomination that the stockholder does not seek to include in the company's proxy statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary of the company for the 2003 annual stockholders' meeting not less than 90 days or more than 120 days prior to the first anniversary of the preceding year's annual meeting (May 1, 2002), unless the date of the 2003 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 70 days from the anniversary of the 2002 annual meeting. For the company's 2003 annual meeting, this means that any such proposal or nomination must be submitted no earlier than January 1, 2003 and no later than January 31, 2003. If the date of the 2003 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 70 days from the anniversary of the 2002 annual meeting, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to the 2003 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The stockholder's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of common stock of the company. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a stockholder. Stockholders should contact the Secretary of the company in writing at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136 to make any submission or to obtain additional information as to the proper form and content of submissions.

Communication With Us

From time to time, we receive calls from stockholders asking how they can communicate with us. The following communication options are available.

  .  If you would like to receive information about Unit:

     Our home page on the Internet, located at http://unitcorp.com, gives you access to certain information regarding the company. This site contains our press releases, financial information and stock quotes, as well as links to our SEC filings. An online version of this proxy statement is also located on the site.

  .  If you would like to contact us, please call Unit's Investor Relations at
     (918) 493-7700, or send your correspondence to the following address:

         Linda Swanson
         Unit Corporation
         1000 Kensington Tower I
         7130 South Lewis
         Tulsa, Oklahoma 74136

Form 10-K Annual Report to the Securities and Exchange Commission

COPIES OF OUR ANNUAL REPORT (FORM 10-K) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: MARK E. SCHELL, SECRETARY, UNIT CORPORATION,
P. O. BOX 702500, TULSA, OKLAHOMA 74170.

                               UNIT CORPORATION

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 1, 2002

THIS PROXY IS SOLICITED ON BEHALF OF UNIT CORPORATION'S BOARD OF DIRECTORS


The undersigned hereby appoints John G. Nikkel and Mark E. Schell, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Unit Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Unit Corporation, Tulsa, Oklahoma, on Wednesday, May 1, 2002 at 11:00 A.M., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

Please mark this proxy as indicted on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendation, please sign the reverse side; no boxes need to be checked.


________________________________________________________________________________
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

       (Continued, and to be marked, dated & signed on reverse side)

                                                       Please mark
                                                       your vote as  [ ]
                                                       indicated in
                                                       this example

Item 1 -  Election of Directors                            FOR  AGAINST  ABSTAIN
                                                           [ ]    [ ]      [ ]
      FOR             WITHHOLD         Item 2 - Approval of Auditors
  all nominees        AUTHORITY
  listed below       to vote for
(except as marked)   all nominees      PLEASE MARK THIS BOX IF YOU PLAN
 to the contrary     listed below      TO ATTEND THE MEETING               [ ]
      [ ]                [ ]
                                       COMMENTS/ADDRESS CHANGE
                                       Please mark this box if you
Nominees:  01 King P. Kirchner,        have written comments/address
02 Don Cook, 03 J. Michael Adcock      change on the reverse side.         [ ]

Withheld for: (Write that nominee's
name in the space provided below.)     Receipt is hereby acknowledged
                                       of the Unit Corporation
                                       Notice of Meeting and Proxy
                                       Statement.
________________________________________________________


                                           By checking the box to the
                                           right, I consent to future
                                           access of the Annual Report,    [ ]
                                           Proxy Statements, prospectuses
                                           and other communications
                                           electronically via the
                                           Internet.  I understand that
                                           the Company may no longer
                                           distribute printed materials
                                           to me for any future shareholder
                                           meeting until such consent is
                                           revoked. I understand that
                                           I may revoke my consent at
                                           any time by contacting the
                                           Company's transfer agent,
                                           Mellon Investor Services,
                                           Ridgefield Park, NJ and that
                                           costs normally associated
                                           with electronic access, such
                                           as usage and telephone charges,
                                           will be my responsibility.
                                           Please disregard if you have
                                           previously provided your consent
                                           decision.




Signature(s)________________________________________ Date: ___________________
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

                   Vote by Internet or Telephone or Mail
                       24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

           Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked,
                      signed and returned your proxy card.


 |--------------------|----|---------------------|----|-------------------|
 |   Internet         |    |      Telephone      |    |       Mail        |
 | http://www.eproxy. |    |    1-800-435-6710   |    |                   |
 |       com/         |    |                     |    |                   |
 |                    |    |                     |    |                   |
 | Use the Internet   |    | Use any touch-tone  |    | Mark, sign and    |
 | to vote your       |    | telephone to vote   |    | date your proxy   |
 | proxy.  Have your  | OR | your proxy. Have    | OR | card and return   |
 | proxy card in      |    | your proxy card     |    | it in the         |
 | hand when you      |    | in hand when you    |    | enclosed postage- |
 | access the web     |    | call. You will be   |    | prepaid envelope  |
 | site. You will be  |    | prompted to enter   |    |                   |
 | prompted to enter  |    | enter your control  |    |                   |
 | your control       |    | number, located in  |    |                   |
 | number, located    |    | the box below,      |    |                   |
 | in the box below,  |    | and then follow     |    |                   |
 | to create          |    | the directions      |    |                   |
 | and submit an      |    | given               |    |                   |
 | electronic         |    |                     |    |                   |
 | ballot             |    |                     |    |                   |
 |--------------------|----|---------------------|----|-------------------|

            If you vote your Proxy by Internet or by Telephone,
               you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at www.unitcorp.com